Earnings (Loss) Per Share	6 Months Ended
Jun. 30, 2026
Earnings (Loss) Per Share [Abstract]
EARNINGS (LOSS) PER SHARE

11. EARNINGS (LOSS) PER SHARE

For the six months ended June 30, 2026, the outstanding warrants (Note 10), including Public Warrants and Private Warrants, in the total amount of 6,900,000 shares and 341,500 shares, respectively, were excluded from the calculation of diluted net earnings per ordinary share, as their inclusion would have been anti-dilutive for the period prescribed.

For the six months ended June 30, 2025, the outstanding warrants (Note 10), including Conversion Warrants, Public Warrants and Private Warrants, in the total amount of 7,241,500 shares, 6,900,000 shares and 341,500 shares, respectively, were excluded from the calculation of diluted net earnings per ordinary share, as their inclusion would have been anti-dilutive for the periods prescribed.

Holders of Class A ordinary shares and Class B ordinary shares will be entitled to the same amount of dividends, if declared. The earnings (loss) per Class A ordinary shares and earnings (loss) per Class B ordinary shares are the same. The following table sets forth the computation of basic and diluted earnings (loss) per share for the six months ended June 30, 2026 and 2025:

	For the Six Months Ended June 30,
	2026	2025
Net income (loss) from continuing operations	$963,702	$(167,456)

Net income from discontinued operations	$—	$3,587,371

Net income	$963,702	$3,419,915

Earnings (loss) per share from continuing operations – basic and diluted	$0.02	$(0.00)
Earnings per share from discontinued operations – basic and diluted	$—	$0.07
Earnings per share – basic and diluted	$0.02	$0.07

Weighted average shares – basic and diluted	49,389,922	49,389,922